                                  EXHIBIT 24.1

                               POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint John J. Mazzola, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated:  March 1, 2000                       By:    /s/ John A. Adams
                                               -------------------------------

                                                       John A. Adams
                                                         Director

                                POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint John J. Mazzola, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated:  March 1, 2000                       By:    /s/  Paul J. Chiapparone
                                               ---------------------------------

                                                        Paul J. Chiapparone
                                                              Director

                                POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint John J. Mazzola, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated:  March 1, 2000                       By:    /s/ Richard L. deNey
                                               ---------------------------------

                                                        Richard L. deNey
                                                  Vice Chairman of the Board and
                                                            Director

                                POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint John J. Mazzola, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated:  March 1, 2000                       By:    /s/ J. Davis Hamlin
                                               ---------------------------------

                                                       J. Davis Hamlin
                                                           Director

                                POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint John J. Mazzola, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated:  March 1, 2000                       By:    /s/ Jeffrey M. Heller
                                               ---------------------------------

                                                       Jeffrey M. Heller
                                              Chairman of the Board and Director

                                POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint John J. Mazzola, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated:  March 1, 2000                       By:    /s/ Leo J. Thomas
                                               ------------------------------

                                                       Leo J. Thomas
                                                          Director

                                POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint John J. Mazzola, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated:  March 1, 2000                       By:    /s/ William P. Weber
                                               ---------------------------------

                                                       William P. Weber
                                                           Director